UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of Material Definitive Agreement.

On March 23, 2020, MoneyGram International, Inc., a Delaware corporation (the “Company”), entered into a Termination Agreement (the “Termination Agreement”) with affiliates of Thomas H. Lee Partners, L.P. (“THL”) and affiliates of Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to which (i) the parties mutually agreed to terminate that certain Amended and Restated Purchase Agreement, dated March 17, 2008, among the Company, THL and Goldman Sachs (the “Purchase Agreement”), and agreed to release each other from any claims or liabilities arising out of or related to the Purchase Agreement and (ii) the Company and THL, as between each other, agreed to terminate their respective rights and obligations and to release each other from any claims or liabilities arising out of or related to that certain Registration Rights Agreement, dated March 25, 2008, among the Company, THL and Goldman Sachs (the “RRA”). The RRA will remain in full force and effect as between the Company and Goldman Sachs. The Termination Agreement was entered into by the parties for administrative convenience following THL’s distribution of substantially all of its shares of common stock of the Company to certain limited partners on December 6, 2019 and THL’s sale of its remaining shares of common stock of the Company on December 9, 2019.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the text of the actual Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1	Termination Agreement, dated March 23, 2020, by and among MoneyGram International, Inc., affiliates of Thomas H. Lee Partners, L.P. and affiliates of Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Robert L. Villaseñor
Name:	Robert L. Villaseñor
Title:	General Counsel and Corporate Secretary

Date: March 23, 2020

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